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                                                                    Exhibit 99.1

CERTIFICATION

In connection with the Quarterly Report of Helen of Troy Limited (the "Company") on Form 10-Q for the fiscal quarter ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, GERALD J. RUBIN, Chairman of the Board, Chief Executive Officer, and President of the Company, certify that to the best of my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 17, 2002

         /s/ Gerald J. Rubin
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Gerald J. Rubin
Chairman of the Board,
Chief Executive Officer, and President